SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):October 24, 2005

                           AFG Enterprises (USA), Inc.
                           ---------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
         (State or Other Jurisdiction of Incorporation or Organization)

                                    000-28515
                            (Commission File Number)

                                   84-1249735
                        (IRS Employer Identification No.)

           73-595 El Paseo, Suite 2204, Palm Desert, California 92260
               (Address of Principal Executive Offices) (Zip Code)

                                 (760) 674-8600
               Registrant's Telephone Number, Including Area Code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors.

      On October 24, 2005, Stephen Peary and John B. Burns resigned as Directors of the Company. The Company does not have any disputes or disagreements with either Mr. Peary or Mr. Burns.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AFG Enterprises (USA), Inc.
                                        Registrant


Date: October 26, 2005                  By:/s/ William P. Stelt
                                           -------------------------------------
                                               William P. Stelt,
                                               Chief Financial Officer